Exhibit 8.1

List of significant Subsidiaries of Buhrmann N.V.

Unless otherwise stated, Buhrmann’s interest in the following companies and divisions is 100 percent. A full list of Group companies is available for inspection at the Trade Register in Amsterdam. The addresses of the companies mentioned on the following pages can also be viewed on our web site: www.buhrmann.com.

OFFICE PRODUCTS

NORTH AMERICA DIVISION

UNITED STATES OF AMERICA

•             Corporate Express, inc.
Broomfield, CO

OFFICE PRODUCTS DIVISIONS

CENTRAL REGION

•             Regional Headquarters
Broomfield, CO

•             Central Midwest Division
Cincinnati, OH

•             Colorado Division
Aurora, CO

•             Gulf Coast Division
Baton Rouge, LA

•             Illinois Division
Woodridge, IL

•             Kansas Division
Kansas City, MO

•             Michigan Division
Warren, MI

•             Mid-South Division
Memphis, TN

•             Minnesota Division
Arden Hills, MN

•             Missouri Division
St. Louis, MO

•             Oklahoma Division
Tulsa, OK

•             Wisconsin Division
Wauwatosa, WI

EASTERN REGION

•             Regional Headquarters
Somerset, NJ

•             Pennsylvania Division
Philadelphia, PA

•             Georgia Division
Atlanta, GA

•             Mid-Atlantic Division
Hanover, MD

•             New England Division
Lawrence, MA

•             Tri-State Division
Parsippany, NJ

•             North Florida Division

Tampa, FL

•             South Atlantic Division
Henderson, NC

•             South Florida Division

Miami, FL

WESTERN REGION

•             Regional Headquarters
Pleasanton, CA

•             Alaska Division
Anchorage, AK

•             Arizona Division
Phoenix, AZ

•             North California Division
Newark, CA

•             North Texas Division
Arlington, TX

•             Oregon Division
Portland, OR

•             Rocky Mountain Division
Idaho Falls, ID

•             South California Division
La Mirada, CA

•             South Texas Division
Houston, TX

•             Washington Division
Renton, WA

CANADA

•             Headquarters
Mississauga, ON

•             Atlantic Division
Halifax, NS
St. John, NF

•             British Columbia Division
Vancouver, BC

•             Alberta Division
Edmonton, AB
Calgary, AB

•             Ontario Division
Mississauga, ON
Winnipeg, ON

•             Quebec Division
Boucherville, QC

SPECIALTY BUSINESS GROUP

•             Headquarters
Broomfield, CO

•             ASAP Software, INC.
Buffalo Grove, IL

•             ASAP Software S.A.S.
St. Ouen (France)

•             Corporate Express Imaging and
Computer Graphic Supplies
Deerfield Beach, FL

•             Corporate Express Document &
Print Management, INC.
Omaha, NE

•             Corporate Express Promotional
Marketing, INC.
St. Louis, MO

OFFICE PRODUCTS

EUROPE DIVISION

AUSTRIA

•             Corporate Express GMBH & CO. KG
Wels

•             Corporate Express Büroartikelhandel GMBH
Vienna

BELGIUM

•             Corporate Express Belgium NV
Wemmel (Brussels)

FRANCE

•             Corporate Express France/ANFA S.A.S.
Bondoufle (Paris)

GERMANY

•             Corporate Express Deutschland GMBH & CO.
Vertriebs KG
Stuttgart

HUNGARY

•             Corporate Express Hungary
Kereshedelmi KFT
Budapest

IRELAND

•             Corporate Express (Ireland) Limited
Dublin

ITALY

•             Corporate Express SPA
Cusago (Milan)

LUXEMBOURG

•             Corporate Express Luxembourg/
Eugène Hoffman SARL
Howald (Hesperange)

NETHERLANDS

•             Corporate Express Europe BV
Amsterdam

•             Buhrmann Office Products Nederland BV
Amsterdam

•             Corporate Express Nederland
Almere

•             Dawidenko International
Utrecht

•             Intercambio
Utrecht

•             Veenman BV
Capelle a/d IJssel (Rotterdam)

POLAND

•             Corporate Express Polska SP.Z.O.O.
Gdynia

SWEDEN

•             Corporate Express Svenska AB
Borås (Göteborg)

UNITED KINGDOM

•             Corporate Express UK LTD.
Birmingham

OFFICE PRODUCTS

AUSTRALIA DIVISION

AUSTRALIA

•             Corporate Express Australia ltd. (52%)
Rosebery, Sydney, NSW

•             Adelaide

•             Alice Springs

•             Brisbane

•             Bunbury

•             Cairns

•             Canberra

•             Darwin

•             Gladstone

•             Gold Coast

•             Hobart

•             Launceston

•             Mackay

•             Melbourne

•             Newcastle

•             Perth

•             Townsville

NEW ZEALAND

•             Corporate Express New Zealand LTD. (52%)
Auckland

•             Wellington

•             Christchurch

•             Dunedin

•             Blenheim

GRAPHIC SYSTEMS

DIVISION

BELGIUM/LUXEMBOURG

•             Plantin NV
Brussels (Evere)

GREECE

•             BTI-Hellas A.E.E.
Peristeri (Athens)

ITALY

•             Macchingraf SPA
Ospiate di Bollate (Milan)

NETHERLANDS

•             Tetterode-Nederland BV
Amsterdam

SPAIN

•             Maquinaria Artes Gráficas Hartmann, S.A.

Cornellà de Llobregat (Barcelona)

OTHER

•             Buhrmann Europcenter NV
Wellen/Belgium

•             Buhrmann International BV
Amsterdam/Netherlands

•             Buhrmann Silver SA
Luxembourg

•             Buhrmann US, INC.
Broomfield, CO/USA

•             Buhrmann Silver US LLC
Delaware, CO/USA